Exhibit 10.1

EQUIPMENT LEASE AGREEMENT

This EQUIPMENT LEASE AGREEMENT (this “Agreement”) is entered into January 2, 2019 (the “Effective Date”), by and between Sheehy Enterprises, Inc., a Wisconsin corporation (the “Lessor”), and Sheehy Mail Contractors, Inc., a Wisconsin corporation (the “Lessee”). The Lessor and the Lessee may be referred to individually in this Agreement as a “Party” and collectively as the “Parties.”

RECITALS

A. Pursuant to that certain Acquisition Option Agreement dated September 5, 2018 (the “Option Agreement”), by and between EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Buyer”), the Lessor, John Sheehy, and Robert Sheehy, the Buyer is purchasing all of the issued and outstanding equity interests of the Lessee.

B. Section 2.2(c)(ix) of the Option Agreement requires that the Lessor deliver to the Buyer a lease agreement between the Lessor and the Lessee, in form and substance acceptable to the Buyer and duly executed by the Lessor and the Lessee, whereby the Lessee will lease from the Lessor all trucks, trailers, and other vehicles used in the Lessee’s Business (as defined in the Option Agreement).

C. Capitalized terms not otherwise defined herein will have the same meanings as in the Option Agreement.

AGREEMENT

For good and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to the following terms and conditions:

1. Equipment. The Lessor agrees to lease to the Lessee, and the Lessee agrees to lease from the Lessor, the equipment identified on Exhibit A attached hereto (the “Leased Equipment”) in accordance with the terms of this Agreement.

2. Lease Payments. Commencing on the Effective Date, the Lessee agrees to pay to the Lessor an amount equal to $91,667.00 per month (each, a “Lease Payment”) for 48 months (the “Lease Term”), unless earlier terminated in accordance with this Agreement. The first Lease Payment will be made on the Effective Date. Thereafter, Lease Payments during the Lease Term will be due on each subsequent monthly anniversary of the Effective Date.

3. Leased Equipment Use; Maintenance; Loss; Damage. The Lessee agrees to use the Leased Equipment in substantial compliance with all laws, rules, regulations, ordinances, statutes, and orders regarding the use, maintenance, and possession of the Leased Equipment. The Lessee will be responsible for obtaining applicable licensing and permits required for the Lessee’s use, maintenance, and possession of the Leased Equipment and any associated costs. The Lessee will be responsible for any repairs and maintenance necessary to keep the Leased Equipment in working order and repair as required by the Lessee during the Lease Term. The Lessee agrees to promptly report to the Lessor any loss of or material damage to the Leased Equipment.

4. Ownership of the Lessor. The Leased Equipment shall at all times be and remain the exclusive property of the Lessor.

5. Representations.

a. The Lessor and the Lessee each represent, warrant and covenant, respectively, that such Party has the full power, authority, and legal right to execute, deliver, and perform the terms of this Agreement, has the legal right to enter into this Agreement, and that this Agreement when executed by its representative signing this Agreement on its behalf is a valid and binding obligation on such Party.

b. The Lessor represents and warrants that it possesses good title to all of the Leased Equipment and that the Leased Equipment is not subject to any lien, charge, mortgage, security interest, claim, pledge, deposit, or other encumbrance (each, a “Lien”). During the Lease Term, the Lessor will not permit any Lien on any of the Leased Equipment and will not otherwise take any action, or permit any action to be taken, that interferes with the Lessee’s quiet use and enjoyment of the Leased Equipment.

6. Force Majeure. Each Party to this Agreement will be excused from its contractual obligations if it is prevented or delayed in such performance by any event which is unavoidable or beyond its reasonable control including acts of God, acts of public enemies, floods, rockslides, landslides, snowslides, washouts, avalanches, earthquake, expropriation, fire or explosion, strikes, lockouts, walkouts or other industrial disputes involving employees of either Party, war, sabotage, insurrection, derailment, labor shortages, power or fuel shortages, or the act or failure to act of any government or regulatory agency (each an event of “Force Majeure”). The Party affected by Force Majeure shall notify (with a sufficient description of the event) the other Party within five Business Days following the commencement of the Force Majeure event and shall also notify the other Party within five Business Days following the end of the Force Majeure. The Party affected will take all reasonable steps to remedy the event of Force Majeure; provided, however, that nothing contained in this Section 6 shall require any Party to settle any industrial dispute or to test any federal, provincial, or municipal law.

7. Notice. All notices, requests, demands and other communications required or permitted hereunder will be made in writing and will be deemed to have been duly given and effective: (a) on the date of delivery, if delivered personally; (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service; (c) on the earlier of the fourth (4th) day after mailing or the date of the return receipt acknowledgment, if mailed, postage prepaid, by certified or registered mail, return receipt requested; or (d) on the date of transmission, if sent by e-mail, facsimile, telecopy, telegraph, telex or other similar telegraphic communications equipment.

8. Governing Law; Jurisdiction; Waiver of Jury Trial. All issues and questions concerning the construction, validity, enforcement, and interpretation of this Agreement will be governed by the governing law, jurisdiction, waiver of jury trial, and other provisions set forth in Section 8.5 of the Option Agreement.

9. Cumulative Rights. The Lessor’s and the Lessee’s rights under this Agreement are cumulative and shall not be construed as exclusive unless otherwise required by law. The exercise of any rights and remedies by either Party shall not constitute a termination of this Agreement unless such Party so notifies the other Party in writing.

10. Waiver. The delay or failure of either Party to enforce any provisions of this Agreement shall not be deemed a waiver or limitation of that Party’s right to subsequently enforce and compel past, present, and future strict compliance with every provision of this Agreement.

11. Other Provisions. This Agreement constitutes the entire agreement between the Parties regarding the subject matter of this Agreement and supersedes any prior understanding or representation of any kind preceding the date of this Agreement. There are no other promises, conditions, understandings, or other agreements, whether oral or written, relating to the subject matter of this Agreement. This Agreement may only be modified in a writing signed by both the Lessor and the Lessee. This Agreement shall not be construed against either Party hereto since both Parties have had the opportunity to negotiate its provisions and contribute to its drafting. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Copies of this Agreement with signatures transmitted electronically (e.g. by fax or .pdf) shall be deemed to be original signed versions of this Agreement. The obligations of the Parties which, by their nature, would continue beyond the termination or expiration of this Agreement will survive a termination of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Equipment Lease Agreement as of the day and year first above written.

LESSOR:

SHEEHY ENTERPRISES, INC.

/s/ John Sheehy
By: John Sheehy
Its: Chief Executive Officer

LESSEE:

EVO Transportation and Energy Services on behalf of:

SHEEHY MAIL CONTRACTORS, INC.

/s/ Damon Cuzick
By: Damon Cuzick
Its: Chief Executive Officer

[Signature Page to Equipment Lease Agreement]

EXHIBIT A

LEASED EQUIPMENT

Truck Number	Make & Year	VIN
248	2010 Ford	4V4NC9EH0CN551976
257	2012 Volvo	4V4NC9EH4CN551978
259	2012 Volvo	4V4NC9EH8CN551983
263	2012 Volvo	4V4NC9EH6CN551982
264	2012 Volvo	4V4NC9EHXCN551984
265	2012 Volvo	4V4NC9EH3CN551986
267	2012 Volvo	4V4NC9EH5CN551987
269ST	2013 Freightliner	1FVAC4DV3DHFA7493
271	2013 Volvo	4V4NC9EHXDN139839
272	2013 Volvo	4V4NC9EH6DN139840
276	2013 Volvo	4V4NC9EH3DN139844
277	2013 Freightliner	3AKJGEDV8DSFD9517
278	2013 Freightliner	3AKJGEDVXDSFD9518
279	2013 Freightliner	3AKJGEDV1DSFD9519
280	2013 Freightliner	3AKJGEDV0DSFE4484
281	2014 Freightliner	3AKJGEDV3ESFP9963
283	2014 Freightliner	3AKGJEDV7ESFP9965
284	2014 Freightliner	3AKJGEDV9ESFP9966
285	2014 Freightliner	1FUJGBD96ELFM6162
286	2014 Freightliner	1FUJGBD96ELFM6163
287	2014 Freightliner	1FUJGBD9XELFM6164
295	2014 Freightliner	1FUJGBD9XELFW4907

Trailer Number	Make	VIN
147001	2014 Stoughton	1DW1A5320ES524718
147002	2014 Stoughton	1DW1A5322ES524719
147003	2014 Stoughton	1DW1A5329ES524720
147004	2014 Stoughton	1DW1A5320ES524721
147005	2014 Stoughton	1DW1A5322ES524722
147006	2014 Stoughton	1DW1A5324ES524723
147007	2014 Stoughton	1DW1A5326ES524724
147008	2014 Stoughton	1DW1A5328ES524725
147009	2014 Stoughton	1DW1A532XES524726
147010	2014 Stoughton	1DW1A5321ES524727
147011	2014 Stoughton	1DW1A5323ES524728
147012	2014 Stoughton	1DW1A5325ES524729
147013	2014 Stoughton	1DW1A5323ES524730

147014	2014 Stoughton	1DW1A5323ES524731
147015	2014 Stoughton	1DW1A5323ES524732
147016	2014 Stoughton	1DW1A5323ES524733
147017	2014 Stoughton	1DW1A5323ES524734
147018	2014 Stoughton	1DW1A5323ES524735
147019	2014 Stoughton	1DW1A5323ES524736
147020	2014 Stoughton	1DW1A5323ES524737
500IH02	1998 Stoughton	1DW1A5320WS207524
5231H01	1998 Stoughton	1DW1A532XWS207563
5231H02	2002 Wabash	1JJV532W12L793831
CV670	1999 Utility	1UYTS2484XA793201
F669	1998 Utility	IUYFS2484WA633704
F673	2005 Stoughton	IUYFS24005A566401
SMC117	2004 Stoughton	1DW1A48214S673401
SMC118	2004 Stoughton	1DW1A48234S673402
SMC119	2004 Stoughton	1DW1A48254S673403
SMC120	2004 Stoughton	1DW1A48274S673404
SMC121	2004 Stoughton	1DW1A48294S673405
SMC122	2004 Stoughton	1DW1A48204S673406
SMC123	2004 Stoughton	1DW1A48224S673407
SMC124	2004 Stoughton	1DW1A48244S673408
SMC125	2004 Stoughton	1DW1A53274S685601
SMC126	2004 Stoughton	1DW1A53294S685602
SMC127	2004 Stoughton	1DW1A53204S685603
SMC128	2004 Stoughton	1DW1A53224S685604
SMC129	2004 Stoughton	1DW1A53224S691001
SMC130	2004 Stoughton	1DW1A53244S691002
SMC132	2004 Stoughton	1DW1A53284S691004
SMC134	2005 Stoughton	1DW1A53255S820902
SMC135	2005 Stoughton	1DW1A53275S820903
SMC136	2005 Stoughton	1DW1A53295S820904
SMC137	2006 Stoughton	1DW1A53206S888901
SMC138	2006 Stoughton	1DW1A53226S888902
SMC139	2006 Stoughton	1DW1A53246S888903
SMC140	2006 Stoughton	1DW1A53256S898601
SMC141	2006 Stoughton	1DW1A53276S898602
SMC142	2006 Stoughton	1DW1A53296S898603
SMC143	2006 Stoughton	1DW1A53206S898604
SMC144	2006 Stoughton	1DW1A53226S898605
SMC145	2006 Stoughton	1DW1A53246S898606
SMC146	2006 Stoughton	1DW1A53266S898607

SMC147	2006 Stoughton	1DW1A53286S898608
SMC148	2006 Stoughton	1DW1A532X6S898609
SMC149	2007 Stoughton	1DW1A53297S959501
SMC150	2007 Stoughton	1DW1A53207S959502
SMC151	2007 Stoughton	1DW1A53227S959503
SMC152	2007 Stoughton	1DW1A53247S959504
SMC153	2007 Stoughton	1DW1A53267S959505
SMC154	2007 Stoughton	1DW1A53287S959506
SMC155	2007 Stoughton	1DW1A532X7S959507
SMC156	2007 Stoughton	1DW1A53217S959508
SMC157	2007 Stoughton	1DW1A53237S959509
SMC158	2007 Stoughton	1DW1A532X7S959510
SMC159	2007 Stoughton	1DW1A53217S959511
SMC160	2007 Stoughton	1DW1A53237S959512
SMC161	2007 Stoughton	1DW1A53277S988401
SMC162	2007 Stoughton	1DW1A53297S988402
SMC163	2007 Stoughton	1DW1A53207S988403
SMC164	2007 Stoughton	1DW1A53227S988404
SMC165	2007 Stoughton	1DW1A53247S988405
SMC166	2007 Stoughton	1DW1A53267S988406
SMC167	2008 Stoughton	1UYVS25328P329111
SMC168	2008 Stoughton	1UYVS25328P329110
SMC169	2008 Stoughton	1UYVS25328P329112
SMC170	2009 Vanguard	SV8VA53219M902494
SMC171	2009 Vanguard	SV8VA53239M902495
SMC172	2009 Vanguard	SV8VA53259M902496
SMC173	2009 Vanguard	SV8VA53279M902497
SMC174	2009 Vanguard	SV8VA53259M902501
SMC175	2009 Stoughton	1DW1A53289S168203
SMC176	2009 Stoughton	1DW1A532X9S168204
SMC177	2009 Stoughton	1DW1A53219S168205
SMC178	2009 Stoughton	1DW1A53239S168206
SMC179	2009 Stoughton	1DW1A53259S168207
SMC180	2009 Stoughton	1DW1A53279S168208
SMC181	2009 Stoughton	1DW1A53299S168209
SMC182	2009 Stoughton	1DW1A53259S168210
SMC183	2009 Stoughton	1DW1A53219S150903
SMC184	2009 Stoughton	1DW1A53239S150904
SMC186	2009 Stoughton	1DW1A53279S150906
SMC187	2009 Stoughton	1DW1A53299S150907
SMC188	2009 Stoughton	1DW1A53209S150908

SMC189	2009 Stoughton	1DW1A53229S150909
SMC190	2009 Stoughton	1DW1A53299S150910
SMC191	2009 Stoughton	1DW1A53209S150911
SMC192	2009 Stoughton	1DW1A53229S150912
SMC193	2009 Stoughton	1DW1A53249S150913
SMC194	2009 Stoughton	1DW1A53269S150914
SMC195	2009 Stoughton	1DW1A53289S150915
SMC196	2009 Stoughton	1DW1A53249S118849
SMC197	2009 Utility	1UYVS2480DP617201
SMC701	2011 Stoughton	1UYVS2533BP103701
SMC702	2011Stoughton	1UYVS2535BP103702
SMC703	2011Stoughton	1UYVS2539BP103704
SMC704	2011Stoughton	1UYVS2538BP103709
SMC705	2011Stoughton	1UYVS2536BP103711
SMC706	2011Stoughton	1UYVS2538BP103712
SMC707	2011Stoughton	1UYVS253XBP103713
SMC708	2011Stoughton	1UYVS2530BP103705
SMC709	2011Stoughton	1DW1A5325BS258110
SMC710	2011Stoughton	1DW1A5327BS258111
SMC711	2011Stoughton	1DW1A5329BS258109
SMC712	2012 Stoughton	1DW1A5321CS295205
SMC713	2012 Stoughton	1DW1A5323CS295206
SMC714	2012 Stoughton	1DW1A5325CS295207
SMC715	2012 Stoughton	1DW1A5327CS295208
SMC716	2012 Stoughton	1DW1A5329CS295209
SMC717	2012 Stoughton	1DW1A5325CS295210
SMC718	2012 Stoughton	1DW1A5326CB338601
SMC719	2012 Stoughton	1DW1A5328CB338602
SMC720	2012 Stoughton	1DW1A532XCB338603
SMC721	2012 Stoughton	1DW1A5321CB338604
SMC722	2012 Stoughton	1DW1A5323CB338605
SMC723	2012 Stoughton	1DW1A5325CB338606
SMC724	2012 Utility	1UYVS2533DP549012
SMC725	2012 Utility	1UYVS2535DP549013
SMC726	2012 Utility	1UYVS2531DP549025
SMC727	2012 Utility	1UYVS2533DP549026
SMC728	2012 Utility	1UYVS2537DP549028
SMC729	2012 Utility	1UYVS2539DP549029
SMC730	2013 Utility	1UYVS2539DP603820
SMC731	2013 Utility	1UYVS2530DP603821
SMC732	2013 Utility	1UYVS2534DP603823
SMC733	2013 Utility	1UYVS2536DP603824
SMC734	2013 Utility	1UYVS2538DP603825

Property	Description
230 Boden	MKE Shop

A-4